UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 22, 2008

______________________________

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-91432	02-0401674
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

340 West Fifth Avenue, Eugene, Oregon 97401
(Address of principal executive offices)

(541) 868-2900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported by New World Brands, Inc., a Delaware corporation (the “Company”) on the Company’s Current Report on Form 8-K filed with the SEC on June 6, 2007, which report is incorporated herein by reference, on and effective May 31, 2007, the Company and P&S Spirit, LLC, a Nevada limited liability company (“P&S Spirit”) entered into a Credit Line Security Agreement (the debt obligation pursuant to such agreement, the “P&S Credit Line”), pursuant to which P&S Spirit agreed to provide revolving credit loans to the Company up to a maximum principal amount of $1,050,000.  As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on February 27, 2008, which report is incorporated herein by reference, on February 21, 2008, the Company drew $500,000 in principal on the P&S Credit Line.

On May 22 and 23, 2008, in two equal amounts, the Company drew an additional $550,000 (in total) in principal on the P&S Credit Line, leaving no further amounts available for borrowing by the Company under the P&S Credit Line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    NEW WORLD BRANDS, INC.

                    By: /s/ Shehryar Wahid
                        Name: Shehryar Wahid
                        Title:   Chief Financial Officer

Date:   May 28, 2008